Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Pierre-Yves Lesaicherre, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Nanometrics Incorporated on Form 10-Q for the quarterly period ended March 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nanometrics Incorporated.

May 2, 2018	/s/ Pierre-Yves Lesaicherre
Pierre-Yves Lesaicherre
Chief Executive Officer

I, Jonathan Chou, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Nanometrics Incorporated on Form 10-Q for the quarterly period ended March 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nanometrics Incorporated.

May 2, 2018	/s/ Jonathan Chou
Jonathan Chou
Chief Financial Officer

This certification accompanies the Quarterly Report on Form 10-Q for the period ended September 30, 2017 of Nanometrics Incorporated (the “Company”) pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed “filed” by the Company or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made before or after the date of this Quarterly Report and irrespective of any general incorporation language contained in such filing.